FOR EDGAR FILING
----------------

March 8, 1996
Our 137th Year


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC 20549

RE:     Gehl Company (File No. 0-18110)
        Definitive Proxy Statement
        for 1996 Annual Meeting

Gentlemen:

On behalf of Gehl Company (the "Company"), transmitted herewith for filing under the Securities Exchange Act of 1934, as amended, is the Company's definitive 1996 Proxy Statement for its 1996 annual meeting of shareholders. This filing is being effected by direct transmission to the EDGAR System. The Company currently intends to mail proxy materials to its shareholders beginning on or about March 11, 1996.

On March 4, 1996, the Company made a wire transfer in the amount of $125 in payment of the prescribed filing fee to the United States designated lockbox depository at Mellon Bank in Pittsburgh, Pennsylvania. The Company's filing fee account number is 0000856386.

Please contact the undersigned at (414) 334-6643 if you have any questions or comments regarding the foregoing matter.

                                   Sincerely,




                                   Laurence M. Schwartz
                                   Corporate Attorney

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]    Preliminary Proxy Statement           [  ]    Confidential, for Use of
                                                      the Commission Only (as
                                                      permitted by Rule 14a-
                                                      6(e)(2))
[X ]    Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                    Gehl Company
               -------------------------------------------------
                (Name of Registrant as Specified in its Charter)

 _____________________________________________________________________________


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.

[  ]    $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
        11.

    1)  Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:

[  ]    Fee paid previously with preliminary materials.

[  ]    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                                  GEHL COMPANY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 25, 1996


To the Shareholders of Gehl Company:

        NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Gehl Company will be held on Thursday, April 25, 1996, at 3:00 P.M., local time, at the Cedar Theatre, Cedar Lake Campus, 5595 Highway Z, West Bend, Wisconsin 53095, for the following purposes:

        1. To elect three directors to hold office until the 1999 annual meeting of shareholders and until their successors are duly elected and qualified.

        2. To act upon a proposal to approve the Gehl Company 1995 Stock Option Plan.

        3. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The close of business on February 20, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

        A proxy for the meeting and a proxy statement are enclosed herewith.

        A map showing the location of the Cedar Theatre accompanies this notice and proxy statement.

                           By Order of the Board of Directors

                               GEHL  COMPANY


                               Michael J. Mulcahy
                               Secretary

West Bend, Wisconsin
March 11, 1996


YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO BY REVOKING YOUR PROXY AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                  GEHL COMPANY
                                143 Water Street
                           West Bend, Wisconsin 53095

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 25, 1996



          This proxy statement is being furnished to shareholders by the Board of Directors (the "Board") of Gehl Company (the "Company") beginning on or about March 11, 1996, in connection with a solicitation of proxies by the Board for use at the Annual Meeting of Shareholders to be held on Thursday, April 25, 1996, at 3:00 P.M., local time, at the Cedar Theatre, Cedar Lake Campus, 5595 Highway Z, West Bend, Wisconsin 53095, and all adjournments or postponements thereof (the "Annual Meeting") for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

          Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is voted by giving notice thereof to the Company in writing or in open meeting.

          A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted FOR the three persons nominated for election as directors referred to herein, FOR the approval of the Gehl Company 1995 Stock Option Plan (the "1995 Plan"), and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the election of directors and the proposal to approve the 1995 Plan, the Board has no notice of any matters to be presented for action by the shareholders at the Annual Meeting.

          Only holders of record of the Company's Common Stock, $.10 par value per share (the "Common Stock"), at the close of business on February 20, 1996, are entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 6,140,872 shares of Common Stock, each of which is entitled to one vote per share.


                             ELECTION OF DIRECTORS


          The Company's By-laws provide that the directors shall be divided into three classes, with staggered terms of three years each. At the Annual Meeting, the shareholders will elect three directors to hold office until the 1999 Annual Meeting of shareholders and until their successors are duly elected and qualified. Unless shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the three persons named as nominees herein. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as a director if elected. However, in the event that any nominees should be unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for other nominees selected by the Board.

          Directors are elected by a plurality of the votes cast (assuming a quorum is present). An abstention from voting will be tabulated as a vote withheld on the election and will be included in computing the number of shares present for purposes of determining the presence of a quorum, but will not be considered in determining whether each of the nominees has received a plurality of the votes cast at the Annual Meeting. A broker or nominee voting shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner's shares with respect to the election of directors. Votes will be tabulated by the Inspector of Election appointed by the Board.

          The following sets forth certain information, as of March 1, 1996, about each of the Board's nominees for election at the Annual Meeting and each director of the Company whose term will continue after the Annual Meeting.


Nominees for Election at the Annual Meeting

Terms expiring April, 1999

Thomas J. Boldt, 43, has served as President of The Boldt Group, Inc. (a holding company with subsidiaries involved in general construction, construction management, real estate development and management and wholesale plumbing and heating supply) since 1988. Mr. Boldt held various management positions with various subsidiaries of The Boldt Group, Inc., from 1976 to 1988. Mr. Boldt is also a director of M&I Bank, Fox Valley (a national bank) and Wisconsin Manufacturers and Commerce (a business association promoting the improvement of the economic climate of the State of Wisconsin) and a Regent of St. Olaf College. Mr. Boldt is a new nominee for election as a director of the Company.

William P. Killian, 60, has served as Vice President, Corporate Development and Strategy, of Johnson Controls, Inc. (a manufacturer of facility services and control systems, automotive seating systems, plastic packaging and automotive batteries) since 1987. Mr. Killian is also a director and President of the Association for Corporate Growth International (a professional organization comprised of individuals interested in corporate growth and mergers and acquisitions), and a director of Aqua-Chem, Inc. (a manufacturer of industrial boilers and water purification equipment), Interstate Battery Systems of America, Inc. (a distributor of automotive and industrial batteries) and Versa Technologies, Inc. (a manufacturer of fluid power systems and molded silicone and plastic components for medical and industrial markets). Mr. Killian is a new nominee for election as a director of the Company.

Roger E. Secrist, 56, was Chairman and Chief Executive Officer of ANGUS Chemical Company (an international specialty chemical company and a wholly owned subsidiary of Alberta Natural Gas Company Ltd.) until his retirement in 1994. Mr. Secrist has served as a director of the Company since 1991. Mr. Secrist is also a director of Medalist Industries, Inc. (a manufacturer of industrial and consumer products).

THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE "FOR" ALL NOMINEES. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" ALL NOMINEES.


Directors Continuing in Office

Terms expiring April, 1997

John W. Findley, 49, retired as Chairman, President, Chief Executive Officer and Director of Findley Adhesives, Inc. (a manufacturer of various types of adhesives) in 1996 at the time of its acquisition by Elf Autochem S.A. Mr. Findley remains an employee of Findley Adhesives, Inc. Prior to his retirement as an executive officer, Mr. Findley had held various management positions with Findley Adhesives, Inc. since 1975. Mr. Findley has served as a director of the Company since 1993.

John W. Gehl, 54, has served as Vice President, International, of the Company since 1992 and as a Vice President of the Company since 1977. Mr. Gehl joined the Company in 1962 and has served in a variety of positions in marketing, manufacturing and strategic planning. Mr. Gehl has served as a director of the Company since 1974.

Arthur W. Nesbitt, 68, has served as the President and Chief Executive Officer and a director of Nasco International (a mail order and metal fabrication company) since 1974. Mr. Nesbitt has served as a director of the Company since 1983 and has served as Chairman of the Board since 1994. Mr. Nesbitt is also a director of Blue Cross/Blue Shield United of Wisconsin (a medical insurance company), United Wisconsin Services Inc. (an insurance holding company), Competitive Wisconsin, Inc. (an association of business, education and labor promoting the State of Wisconsin), Dairy and Food Industries Supply Association, Inc. (a Washington, D.C. organization which sponsors a trade show for food and milk processing equipment), Geneve Corporation (a private holding company) and Wisconsin Manufacturers and Commerce (a business association promoting the improvement of the economic climate of the State of Wisconsin).

Terms expiring April, 1998

Fred M. Butler, 60, has served as President and Chief Executive Officer of The Manitowoc Company, Inc. (a manufacturer of cranes, commercial ice cube machines and commercial refrigerators and freezers) since 1990. Mr. Butler has held various management positions with The Manitowoc Company, Inc. since 1988. Mr. Butler has served as a director of the Company since 1995.

William D. Gehl, 49, has served as President and Chief Executive Officer of the Company since November, 1992. From January, 1990 until joining the Company, Mr. Gehl was Executive Vice President, Chief Operating Officer, General Counsel and Secretary of The Ziegler Companies, Inc. (a financial services holding company). Mr. Gehl held various management positions with The Ziegler Companies from 1978 to 1990. Mr. Gehl is a member of the Florida and Wisconsin Bar Associations. Mr. Gehl has served as a director of the Company since 1987. Mr. Gehl is also a director and second Vice-Chairman of the Equipment Manufacturers Institute (a Chicago-based trade association of agricultural and construction equipment manufacturers), and a director of West Bend Savings Bank (a state financial institution) and Wisconsin Manufacturers and Commerce (a business association promoting the improvement of the economic climate of the State of Wisconsin).

John W. Splude, 50, has served as President and Chief Executive Officer of HK Systems, Inc. (an integrator and manufacturer of material handling systems) since October, 1993. Prior to joining HK Systems, Inc., Mr. Splude served as President of Harnischfeger Engineers, Inc., a wholly-owned subsidiary of Harnischfeger Industries, Inc. since 1987. Mr. Splude has served as a director of the Company since 1995. Mr. Splude is also Vice Chairman of the Material Handling Institute (a trade association of material handling equipment manufacturers) and a Regent of the Milwaukee School of Engineering.

                               BOARD OF DIRECTORS


          The Board held five meetings in 1995. Each director attended at least 80% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he served during 1995.

          The Board has standing Audit, Compensation and Benefits, and Nominating Committees. The Audit Committee reviews the scope, timing and results of the audit of the Company's financial statements by the Company's independent auditors and reviews with the independent auditors management's policies and procedures with respect to auditing and accounting controls. The Audit Committee also reviews and evaluates the independence of the Company's independent auditors, approves services rendered by such auditors and recommends to the Board the engagement, continuation or discharge of the Company's independent auditors. Messrs. Findley and Splude (Chairman) are members of the Audit Committee. The Audit Committee held two meetings in 1995.

          The Compensation and Benefits Committee determines compensation levels for the Company's executive officers, reviews management's recommendations as to the compensation to be paid to other key personnel and administers the 1995 Plan. The members of the Compensation and Benefits Committee, which held five meetings in 1995, are Messrs. Butler, Findley, Nesbitt and Secrist (Chairman). The Stock Option Sub-Committee of the Compensation and Benefits Committee makes recommendations to the Board in connection with the Gehl Company 1987 Stock Option Plan (the "1987 Plan"). The members of the Stock Option Sub-Committee, which held two meetings in 1995, are Messrs. Butler, Findley, Nesbitt, and Secrist (Chairman).

          The functions of the Nominating Committee include recommending those persons to be nominated by the Board for election as directors of the Company and recommending persons to fill vacancies on the Board. The members of the Nominating Committee, which held one meeting in 1995, are Messrs. J.W. Gehl, W.D. Gehl, Nesbitt (Chairman) and Secrist. The Nominating Committee will consider nominees recommended by shareholders, but has no established procedures which must be followed to make a recommendation. The Company's By-laws set forth certain requirements for shareholders wishing to nominate director candidates for consideration by shareholders. With respect to an election of directors to be held at an annual meeting, among other things, a shareholder must give written notice of an intent to make such a nomination to the Secretary of the Company in advance of the meeting in compliance with the terms and within the time period specified in the By-laws.

          Directors who are officers or employees of the Company receive no compensation as such for service as members of the Board or committees thereof. In 1995, non-employee directors received an annual retainer fee of $7,000, plus a fee of $600 for each Board meeting attended and a fee of $500 ($550 for the committee chairman) for each committee meeting attended. In addition, non-employee directors will be entitled to receive automatic grants of options to purchase Common Stock under the 1995 Plan, provided that the 1995 Plan is approved by shareholders at the Annual Meeting. See "Summary Description of the 1995 Stock Option Plan."

                             PRINCIPAL SHAREHOLDERS

Management
          The following table sets forth certain information, as of March 1, 1996, regarding beneficial ownership of Common Stock by each director, nominee, each of the executive officers named in the Summary Compensation Table set forth below and all directors, nominees and executive officers as a group. Except as otherwise indicated in the footnotes, all of the persons listed below have sole voting and investment power over the shares of Common Stock identified as beneficially owned.


         Name of Individual
         or Number in Group                Shares of Common
                                          Stock Beneficially       Percent of
                                               Owned(1)               Class

 William D. Gehl . . . . . . . . .               108,230              1.8%
 Thomas J. Boldt . . . . . . . . .                     0                -
 Fred M. Butler  . . . . . . . . .                   500                *
 John W. Findley . . . . . . . . .                 1,000                *
 John W. Gehl  . . . . . . . . . .               435,695(2)           7.1%
 William P. Killian  . . . . . . .                     0                -
 Arthur W. Nesbitt . . . . . . . .                 2,525                *
 Roger E. Secrist  . . . . . . . .                   300                *
 John W. Splude  . . . . . . . . .                   200                *
 Victor A. Mancinelli  . . . . . .                69,022              1.1%
 Kenneth F. Kaplan . . . . . . . .                25,021                *

 All directors, nominees and
 executive officers as group (14                 685,887             11.0%
 persons).


*  The amount shown is less than 1% of the outstanding shares.

(1) Includes shares subject to exercisable options as of March 1, 1996, and options exercisable within 60 days of such date, as follows: Mr. J.W. Gehl, 15,041 shares; Mr. Kaplan, 19,874 shares; and all executive officers as a group, 71,996 shares.

(2) Includes (i) 82,754 shares held by the Mark M. Gehl Family Trust over which Mr. J.W. Gehl has sole voting power but no dispositive power, and
     (ii) 15,041 shares subject to options under the 1987 Plan which were either exercisable as of March 1, 1996 or exercisable within 60 days of such date. The total set forth in the table does not include 6,000 shares and 31,500 shares held by Mr. J.W. Gehl's wife and adult children, respectively, of which beneficial ownership is disclaimed. Mr. J.W. Gehl's address is 143 Water Street, West Bend, Wisconsin 53095.

Other Beneficial Owners

          The following table sets forth certain information, as of December 31, 1995, regarding beneficial ownership by the other persons known to the Company to own more than 5% of the outstanding Common Stock. The beneficial ownership information set forth below has been reported in filings on Schedule 13G made by the beneficial owners with the Securities and Exchange Commission.



                              Amount and Nature of
                              Beneficial Ownership

                         Voting Power     Investment
                                            Power
Name and Address
of Beneficial Owner     Sole      Shared   Sole        Shared    Aggregate   Percent of Class

FMR Corporation
82 Devonshire Street
Boston, MA 02109  .     -0-       -0-      505,900     -0-       505,900       8.2%

Heartland Advisors,
Inc.
790 N. Milwaukee St.    341,500   -0-      391,500     -0-       391,500       6.3%
Milwaukee, WI 53202

Pioneering
Management
Corporation             413,000   -0-      -0-         413,300   413,300       6.7%
60 State Street
Boston, MA 02109  .


                             EXECUTIVE COMPENSATION

Summary Compensation Information

          The following table sets forth certain information regarding compensation awarded to, earned by or paid to each of the Company's Chief Executive Officer and the two most highly compensated executive officers other than the Chief Executive Officer. No other officer of the Company earned cash compensation in excess of $100,000 during the 1995 fiscal year. The executive officers named in the table below are sometimes referred to herein as the "named executive officers."

                             SUMMARY COMPENSATION TABLE

                                                  Long Term
                                  Annual         Compensation
                               Compensation         Awards

                                           Restricted
                                           Stock     Securities
Name and Principal       Salary   Bonus    Awards    Underlying   All Other
Position           Year  ($)      ($)      ($)(a)    Options(b)   Compensation
                                                                      ($)

                                                                  (c)
William D. Gehl    1995  173,077  ---      ---       100,000      3,748(c)
President and      1994  150,000  ---      ---       ---          2,010
Chief Executive    1993  150,000  34,911   289,284   ---          1,548
Officer

Victor A.          1995  147,404  ---      ---        70,000      3,993(d)
Mancinelli         1994  140,000  ---      ---        ---         2,389
Executive Vice     1993  140,000  31,011   257,142    ---         1,604
President and
Chief Operating
Officer

Kenneth F. Kaplan  1995   96,336  18,500   ---        10,000      2,616(e)
Vice President     1994   92,033   7,500   ---         5,000      1,536
Finance and        1993   90,900   2,525   ---         7,000      1,519
Treasurer

(a) The amounts in the table reflect the market value on the date of issuance of restricted shares of Common Stock awarded to Messrs. W.D. Gehl and Mancinelli under the terms of employment agreements entered into in 1992. The number of shares of restricted Common Stock held by Messrs. W.D. Gehl and Mancinelli and the market value of such shares at the end of fiscal 1995 were as follows: Mr. W.D. Gehl, 96,428 shares ($687,050); and Mr. Mancinelli, 85,714 shares ($610,712). The restrictions on the shares held by Messrs. W. D. Gehl and Mancinelli lapsed in January, 1996. On January 5, 1996, the Company repurchased 40,428 and 35,965 shares of Common Stock from Messrs. W. D. Gehl and Mancinelli, respectively, in private transactions. The proceeds of these sales were then applied by Messrs. W. D. Gehl and Mancinelli to pay withholding taxes resulting from the lapsing of the restrictions on their restricted Common Stock. The Company repurchased the shares at a per share price of $7.00, which reflected the closing price of the Common Stock on The Nasdaq Stock Market on January 5, 1996. The repurchase of shares was approved by the Board.

(b) The options reflected for Messrs. W. D. Gehl and Mancinelli are subject to shareholder approval of the 1995 Plan at the Annual Meeting. See "Summary Description of the 1995 Stock Option Plan."

(c) Includes for 1995 (i) $2,608 in life insurance premiums paid by the Company, (ii) an amount of $534 paid to Mr. W. D. Gehl for the purchase of long-term disability insurance and (iii) a matching contribution of $606 under the Gehl Savings Plan, a 401(k) Plan.

(d) Includes for 1995 (i) $2,894 in life insurance premiums paid by the Company, (ii) an amount of $534 paid to Mr. Mancinelli for the purchase of long-term disability insurance and (iii) a matching contribution of $565 under the Gehl Savings Plan, a 401(k) Plan.

(e) Includes for 1995 (i) $1,786 in life insurance premiums paid by the Company, (ii) an amount of $441 paid to Mr. Kaplan for the purchase of long-term disability insurance and (iii) a matching contribution of $389 under the Gehl Savings Plan, a 401(k) Plan.


Stock Options

     The Company has in effect stock option plans pursuant to which options to purchase Common Stock may be granted to key employees (including executive officers) of the Company and its subsidiaries. The following table presents certain information as to grants of stock options made during fiscal 1995 to each of the named executive officers.

                       Option Grants in 1995 Fiscal Year


                                                     Potential Realizable Value
                                                    at Assumed Annual Rates of
                                                   Stock Price Appreciation for
                        Individual Grants                   Option Term(2)

                            Percentage
               Number of    of Total
               Securities   Options
               Underlying   Granted to   Exercise                At 5%     At 10%
               Options      Employees    or Base    Expiration   Annual    Annual
               Granted      in Fiscal    Price        Date       Growth    Growth
Name           (1)          Year         ($/share)               Rate      Rate

William D.     100,000      29.4%        $8.50       7/18/05     $534,500  $1,354,700
Gehl

Victor A.       70,000      20.6%        $7.375      9/30/05     $324,660    $822,780
Mancinelli

Kenneth F.      10,000       2.9%        $7.312     12/14/02     $29,800      $69,370
Kaplan

(1) The options reflected in the table for Messrs. W. D. Gehl and Mancinelli (which are non-qualified options for purposes of the Internal Revenue
     Code) were granted under the 1995 Plan and vest as follows: (a) for Mr. W.D. Gehl, the options were granted effective July 19, 1995 and vest ratably over the three-year period from the date of grant; and (b) for Mr. Mancinelli, the options were granted effective October 1, 1995 and vest ratably over the three-year period from the date of grant. Vesting of the options will be accelerated in the event of the optionee's death or disability or in the event of a change of control of the Company. The option grants to Messrs. W.D. Gehl and Mancinelli are contingent upon shareholder approval of the 1995 Plan at the Annual Meeting. See "Summary Description of the 1995 Stock Option Plan." The options reflected in the table for Mr. Kaplan (which are non-qualified options for purposes of the Internal Revenue Code) were granted under the 1987 Plan on December 15, 1995 and vest ratably over the three-year period from the date of the grant. Vesting of Mr. Kaplan's options will be accelerated in the event of his death or disability or in the event of a change of control of the Company.

(2) This presentation is intended to disclose a potential value which would accrue to the optionee if the option were exercised the day before it would expire and if the per share value had appreciated at the compounded annual rate indicated in each column. The assumed rates of appreciation of 5% and 10% are prescribed by the rules of the Securities and Exchange Commission regarding disclosure of executive compensation. The assumed annual rates of appreciation are not intended to forecast possible future appreciation, if any, with respect to the price of the Common Stock.


          The following table sets forth information regarding the exercise of stock options by each of the named executive officers during the 1995 fiscal year and the fiscal year-end value of unexercised options held by such officers.

                      Aggregated Option Exercises in 1995
                Fiscal Year and Fiscal Year-End Option Values



                                            Number of            Value of
                                            Securities          Unexercised
                                            Underlying         In-the-Money
                                        Unexercised          Options at
                 Shares               Options at Fiscal      Fiscal Year-End
                 Acquired   Value       Year-End             ($)(1)
                    on      Realized  Exercisable            Exercisable
Name             Exercise   ($)(1)             Unexercisable          Unexcerisable

William D.
Gehl (2)         ---        ---       ---      100,000       ---      ---

Victor A.
Mancinelli (2)   ---        ---       ---       70,000       ---      ---

Kenneth F.
Kaplan           7,500      $23,199   19,207    15,668       $10,790  $6,710


(1) The dollar values are calculated by determining the difference between the fair market value of the underlying Common Stock and the exercise price of the options at exercise or fiscal year-end, as the case may be.

(2) The options reflected for Messrs. W. D. Gehl and Mancinelli are subject to shareholder approval of the 1995 Plan at the Annual Meeting. See "Summary Description of the 1995 Stock Option Plan."



Retirement Plan

     The Company maintains a defined benefit pension plan (the "Retirement Plan") to provide retirement benefits to certain employees, including the named executive officers. The following table estimates various annual benefits payable at age 65 to participants with the years of service and average compensation levels set forth below:

     Final          Estimated annual Benefits Payable at Age 65
    Annual            For Indicated Years of Credited Service
    Average
                   5      10       15       20      25       35+Compensation
                 Years   Years    Years    Years    Years    Years
 $  75,000      $ 3,750  $ 7,500  $11,250  $15,000  $18,750  $26,250
   100,000        5,000   10,000   15,000   20,000   25,000   35,000
   150,000        7,500   15,000   22,500   30,000   37,500   52,500


          A participant may elect one of several single life or joint and survivor annuity payment options which provide monthly retirement benefits calculated on an actuarial basis. Benefits under the Retirement Plan are not reduced by a participant's Social Security benefits. The Retirement Plan provides for reduced early retirement and pre-retirement benefits.

     Compensation covered by the Retirement Plan for each of the named executive officers is such person's salary as shown in the Summary Compensation Table subject to a $150,000 maximum as provided in the Internal Revenue Code. The number of years of credited service as of December 31, 1995 that will be recognized for Messrs. W.D. Gehl, Mancinelli and Kaplan is 3.2 years, 3.2 years and 10.3 years, respectively.


Supplemental Retirement Benefit Agreements

     The Company has entered into a supplemental retirement benefit agreement under which Mr. W. D. Gehl will receive a monthly retirement benefit for fifteen years. Under the agreement, the monthly benefit to be received by Mr.
W. D. Gehl is computed by multiplying the percentage by which benefits have vested by an amount equal to 50% of average monthly compensation computed by reference to the base salary and cash bonus earned for the highest five (5) calendar years within the last ten (10) completed calendar years of service preceding termination, less any amounts Mr. W. D. Gehl would be entitled to receive under the Retirement Plan or pursuant to Social Security. Mr. Mancinelli has entered into a similar supplemental retirement benefit agreement with the Company. This agreement is identical to Mr. W. D. Gehl's agreement, except that the percentage of average monthly compensation used in computing the monthly supplemental retirement benefit is 20% and does not include an offset for Retirement Plan and Social Security benefits.

     The supplemental retirement benefit agreements for Messrs. W. D. Gehl and Mancinelli provide for a pre-retirement death benefit consisting of ten annual payments each in the amount of 30% of average monthly compensation computed by reference to the base salary and cash bonus earned for the highest five (5) calendar years within the last ten (10) completed calendar years of service preceding the date of death. Benefits vest under the supplemental retirement benefit agreements at a rate of 10% per year for the first four years of service with the Company and are deemed to be fully vested after five years. In the event there is a "change of control" of the Company, as defined in the supplemental retirement benefit agreements, or in the event of the executive's disability, benefits become 100% vested. As of December 31, 1995, Messrs.
W. D. Gehl and Mancinelli were 30% vested under their respective agreements. The supplemental retirement benefit agreements also contain covenants not to compete which cover the executive officers for a two-year period following their termination of employment. Failure to comply with such provisions will result in a forfeiture of benefits under the agreements.

     The Company has also entered into a supplemental retirement benefit agreement under which Mr. Kaplan will receive a monthly retirement benefit for fifteen years. Under the agreement, the monthly benefit to be received by Mr. Kaplan is computed by multiplying a vesting percentage by the product of (i) a monthly salary amount computed by reference to Mr. Kaplan's base salaries earned during a consecutive five-year period and (ii) 10%. Mr. Kaplan's supplemental retirement benefit agreement provides for a pre-retirement death benefit consisting of five annual payments in the amount of 30% of his average annual salary computed by reference to the highest base salaries earned during a consecutive five-year period preceding the date of death. Mr. Kaplan is fully vested under his supplemental retirement benefit agreement. Mr. Kaplan's supplemental retirement benefit agreement also contains a covenant not to compete which covers Mr. Kaplan for a two-year period following his termination of employment. Failure to comply with such provisions will result in a forfeiture of benefits under the agreement.

     Assuming full vesting, the estimated annual benefits (exclusive of offsets for Retirement Plan and Social Security benefits in the case of Mr. W.
D. Gehl) payable to Messrs. W. D. Gehl, Mancinelli and Kaplan under the supplemental retirement benefit agreements based on their current salaries would be $100,000, $35,000, and $9,634, respectively.


Employment Agreements

     During 1995, the Company entered into new employment agreements with Messrs. W. D. Gehl and Mancinelli pursuant to which they are to serve as the President and Chief Executive Officer, and the Executive Vice President and Chief Operating Officer, of the Company, respectively, through December 31, 1998 in the case of Mr. W. D. Gehl and through September 30, 1998 in the case of Mr. Mancinelli. The new agreements replace the employment agreements Messrs. W. D. Gehl and Mancinelli entered into upon joining the Company in November 1992. The prior employment agreements expired during 1995. During the term of their respective new employment agreements, Mr. W. D. Gehl and Mr. Mancinelli will be paid minimum annual base salaries of $200,000 and $175,000, respectively. The base salaries paid to Messrs. W. D. Gehl and Mancinelli under their respective employment agreements will be reviewed at least annually by the Board or a committee thereof and may be increased or decreased at that time subject to the minimum base salaries described in the preceding sentence.

     If, for any reason other than cause or the executive officer's death or disability, the employment of Mr. W. D. Gehl or Mr. Mancinelli is terminated before the term of employment has been completed, the executive officer will be entitled to receive his full base salary for one (1) full year from the date of termination as well as the opportunity to continue to participate in the Company's employee benefit plans for such period. In the event a "change of control" (as defined in each of the respective employment agreements) occurs during the term of employment and the executive officer is terminated without cause thereafter, the executive officer will receive his base salary and fringe benefits for a specified period after the termination (two (2) years in the case of Mr. W. D. Gehl and one (1) year in the case of Mr. Mancinelli). Under the terms of their respective employment agreements, Messrs. W. D. Gehl and Mancinelli are also entitled to receive, among other benefits, an annual cash bonus and certain life insurance coverage. In connection with entering into their employment agreements, Messrs. W. D. Gehl and Mancinelli received options under the 1995 Plan to purchase 100,000 and 70,000 shares of Common Stock, respectively. The terms of such options are disclosed under the caption "Executive Compensation--Stock Options." Under their respective employment agreements, Messrs. W. D. Gehl and Mancinelli are subject to certain covenants not to compete following termination of their employment with the Company.


Report on Executive Compensation

     This Report on Executive Compensation describes the policies employed generally by the Compensation and Benefits Committee and the Stock Option Sub-Committee for the development of the Company's executive compensation program and the application of these policies to executive compensation during fiscal 1995. The members of both the Compensation and Benefits Committee and the Stock Option Sub-Committee during fiscal 1995 were Messrs. Butler, Findley, Nesbitt and Secrist (Chairman).

Function of the Compensation and Benefits Committee and Stock Option Sub-
Committee:

     The Compensation and Benefits Committee and the Stock Option Sub-Committee are responsible for various aspects of the Company's compensation program for its executive officers.

     The Compensation and Benefits Committee develops and proposes to the Board the compensation program for executive officers other than for stock option awards under the 1987 Plan. The Compensation and Benefits Committee is responsible for administering the 1995 Plan, which is subject to shareholder approval at the Annual Meeting. See "Summary Description of the 1995 Stock Option Plan." Final approval of the Company's executive compensation package as determined by the Compensation and Benefits Committee (other than the grant of options under the 1995 Plan) is the responsibility of the Board. During fiscal 1995, the Board adopted the recommendations of the Compensation and Benefits Committee without material modification.

     The Stock Option Sub-Committee recommends to the Board stock option awards under the 1987 Plan. Final approval of stock option awards under the 1987 Plan is generally the responsibility of the Board. However, the 1987 Plan provides that the recommendation of the Stock Option Sub-Committee with respect to stock option awards made to executive officers who are also directors are binding on the Board. The non-binding recommendations of the Stock Option Sub-Committee with respect to stock option grants under the 1987 Plan were adopted without material modification by the Board in fiscal 1995.

Executive Compensation and Stock Option Policies:

     The basic policy of the Compensation and Benefits Committee and the Stock Option Sub-Committee is to provide a competitive compensation program for executive officers sufficient to attract and retain those executive officers considered crucial to the attainment of the Company's long-term strategic goals, including the enhancement of shareholder value. For the past several years, the compensation package for executive officers has consisted of base salary and, in certain cases, opportunities for cash bonuses, and equity-based awards, including stock options.

     In determining salary levels for executive officers of the Company, the Compensation and Benefits Committee takes into consideration each individual's level of expertise and experience and his performance in his particular area during the past fiscal year.

     Based upon the continued improvement of the financial performance of the Company throughout fiscal 1994, when compared with fiscal 1993, the Compensation and Benefits Committee accepted management's proposal and in turn recommended and the Board approved a general 3% salary increase effective January 1, 1995 for all salaried employees, including executive officers except for Messrs. W.D. Gehl and Mancinelli who had salaries fixed by employment agreements.

     To provide a performance incentive for its executive officers and other key management personnel, the Company has also continued to make equity-based awards, comprised of awards of stock options. The Company has in effect the 1987 Plan and the 1995 Plan under which awards of stock options may be made to the executive officers. Options granted to date under the 1995 Plan, however, are subject to shareholder approval of the 1995 Plan at the Annual Meeting. The general purpose of both the 1987 Plan and the 1995 Plan is consistent with the basic policy of the Company's executive compensation program which is designed to promote the achievement of the long-range strategic goals of the Company and to enhance shareholder value. Stock options awarded by the Company generally vest over a three-year period. Both the Stock Option Sub-Committee under the 1987 Plan and the Compensation and Benefits Committee under the 1995 Plan consider the financial performance of the Company in determining whether in the first instance to grant stock options and in determining the size of any stock option awards. In addition, both Committees consider the level of responsibility of the individual executive officer within the Company, the performance of such officer in his area of responsibility and the officer's salary grade in recommending the size of stock option awards. Although these factors are considered, neither Committee assigns any specific weight to one factor as compared to the others in making its determination. Options relating to an aggregate of 207,500 shares of Common Stock were awarded to the executive officers in 1995, including option grants relating to 100,000 and 70,000 shares awarded to Messrs. W. D. Gehl and Mancinelli, respectively, in connection with their new employment agreements. See "Executive Compensation--Employment Agreements."

     For 1996, the Compensation and Benefits Committee has adopted a program for the Company's officers and other key managers that will award incentive compensation based upon a calculation of "Shareholder Value Added". This new incentive compensation package is an extension of the "Shareholder Value Added" financial management system introduced to the Company at the beginning of 1996. "Shareholder Value Added" emphasizes economic value creation which occurs when a business generates a financial return that exceeds the total cost of capital employed. The incentive program is designed to reward those executive officers and key managers who use Company assets most productively, reduce costs and create efficiencies throughout the Company's organization.

     In addition to base salary, cash bonus opportunity, and the potential for equity-based awards, all executive officers of the Company are eligible to participate in the various employee benefit plans offered to employees of the Company. The Company's policy with respect to these plans (including the Company's retirement plan, savings plan and life insurance program) is to provide competitive benefits to its employees, including executive officers, to encourage their continued service with the Company and to attract qualified individuals for available Company positions.

CEO Compensation:

     During 1995, Mr. W. D. Gehl entered into a new employment agreement pursuant to which he will receive a minimum annual base salary of $200,000. The base salary paid to Mr. W. D. Gehl is subject to review on at least an annual basis and may be increased or decreased as determined to be appropriate, provided that his annual base salary may not be decreased below the $200,000 minimum described above. In fixing the initial $200,000 base salary, the Compensation and Benefits Committee considered the qualifications and experience Mr. W. D. Gehl brings to the Company and the Company's performance during Mr. W. D. Gehl's tenure as President and Chief Executive Officer, and also reviewed salaries paid by comparable companies. Based on this review, the Compensation and Benefits Committee fixed Mr. W. D. Gehl's base salary slightly below the average salary for chief executive officers at companies comparable in size to the Company. The variable portion of Mr. W.
D. Gehl's compensation package (performance-based bonus and stock options) provides Mr. W. D. Gehl with an opportunity to receive a total compensation package comparable to chief executive officers at companies situated similarly to the Company.

     In connection with his new employment agreement, Mr. W. D. Gehl received an option grant with respect to 100,000 shares of Common Stock under the 1995 Plan. The terms of the option grant are described above under the caption "Executive Compensation--Stock Options." The Compensation and Benefits Committee determined that the option grant would provide an appropriate further incentive to Mr. W. D. Gehl to maximize long-term shareholder value. Mr. W. D. Gehl is also entitled under his employment agreement to participate in various benefit plans offered by the Company.

Deductibility of Executive Compensation:

     Under Section 162(m) of the Internal Revenue Code, a tax deduction by specified corporate taxpayers, including the Company, is limited with respect to the compensation of certain executive officers unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. The Compensation and Benefits Committee and the Stock Option Sub-Committee intend to qualify compensation paid to the Company's executive officers for deductibility by the Company under Section 162(m).


COMPENSATION AND BENEFITS COMMITTEE
STOCK OPTION SUB-COMMITTEE

Roger E. Secrist (Chairman)

Fred M. Butler

John W. Findley

Arthur W. Nesbitt

                            PERFORMANCE INFORMATION


     The following graph compares the cumulative total return (change in stock price plus reinvested dividends) during the last five years of the Common Stock with the Standard & Poor's 500 Composite Index and the Standard & Poor's Machinery-Diversified Index. The graph assumes $100 was invested on December 31, 1990 in each of the three alternatives.

             Comparison of Five Year Cumulative Market Performance
     Among S&P 500 Index, S&P Diversified Machinery Index, and the Company
      (Assumes $100 invested December 31, 1990 with dividends reinvested)
                December  December  December  December  December  December
                31, 1990  31, 1991  31, 1992  31, 1993  31, 1994  31, 1995

S&P Composite   $100      $126      $132      $141      $139      $187
500

S&P
Diversified     $100      $116      $116      $168      $161      $194
Machinery

Gehl            $100      $ 45      $ 34      $ 66      $ 68      $ 77

          Although the companies included in the S & P Machinery-Diversified Index generally have a larger market capitalization than the Company, such companies are believed to provide the closest peer group representation with respect to the industries served by the Company (agricultural implements and light construction equipment).


SUMMARY DESCRIPTION
                                     OF THE
                             1995 STOCK OPTION PLAN

General

     The purpose of the 1995 Plan is to promote the best interests of the Company and its shareholders by providing key employees of the Company and its affiliates, and members of the Board who are not employees of the Company or its affiliates, with an opportunity to acquire a proprietary interest in the Company. The 1995 Plan is intended to promote continuity of management and to provide increased incentive and personal interest in the welfare of the Company by those key employees who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company's continued growth and financial success. In addition, by encouraging stock ownership by directors who are not employees of the Company or its affiliates, the Company seeks to attract and retain on the Board persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

     The Company currently has in effect the 1987 Plan. As of March 1, 1996, 354,172 shares of Common Stock were subject to outstanding options and 7,259 shares remained available for the granting of additional options under the 1987 Plan. To the extent outstanding options under the 1987 Plan expire unexercised, are canceled or are terminated, the shares subject thereto will be available for the granting of additional options thereunder. To allow for additional stock option awards to be made by the Company, the 1995 Plan was adopted by the Board on July 19, 1995. The 1995 Plan became effective on that date subject to shareholder approval of the 1995 Plan within twelve months following the Board's adoption thereof.

     The following summary description of the 1995 Plan is qualified in its entirety by reference to the full text of the 1995 Plan which is attached to this Proxy Statement as Appendix A.


Administration and Eligibility

     The 1995 Plan is required to be administered by a committee of the Board (the "Committee") consisting of no less than two directors who are "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and who are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code. In the event that the Committee is not appointed, the functions of the Committee will be exercised by those members of the Board who qualify as "disinterested persons" under Rule 16b-3 and as "outside directors" within the meaning of Section 162(m). The Compensation and Benefits Committee has been designated as the current administrator of the 1995 Plan. Among other functions, the Committee has the authority to establish rules for the administration of the 1995 Plan; to select the key employees of the Company and its affiliates to whom stock options will be granted; to determine the number of shares of Common Stock subject to the options to be granted to key employees; and to set the terms and conditions of such stock options. Subject to the express terms of the 1995 Plan, determinations and interpretations with respect thereto will be in the sole discretion of the Committee, whose determinations and interpretations will be binding on all parties.

     Any key employee of the Company or any affiliate, including any executive officer or employee-director of the Company who is not a member of the Committee, is eligible to be granted awards by the Committee under the 1995 Plan. In addition to key employees, each non-employee director of the Company is automatically entitled, as described below, to receive option grants under the 1995 Plan. Currently, approximately 68 employees are eligible to participate in the 1995 Plan. The number of eligible employees may increase over time based upon future growth of the Company. Assuming that the Board's nominees are elected at the Annual Meeting, the number of non-employee directors initially entitled to receive options under the 1995 Plan will be seven.


Awards Under the 1995 Plan; Available Shares

     The 1995 Plan authorizes the granting to key employees of stock options, which may be either incentive stock options meeting the requirements of
Section 422 of the Internal Revenue Code ("ISOs") or non-qualified stock options. The 1995 Plan also provides for the automatic grant of non-qualified options to non-employee directors of the Company. The 1995 Plan provides that up to a total of 600,000 shares of Common Stock (subject to adjustment as described below) will be available for the granting of options thereunder.

     If any shares subject to options granted under the 1995 Plan, or to which any option relates, are forfeited, or if an option otherwise terminates, expires or is canceled prior to the delivery of all of the shares or other consideration issuable or payable pursuant to the option, such shares will be available for the granting of new options under the 1995 Plan. Any shares delivered pursuant to the exercise of an option granted under the 1995 Plan may be either authorized and unissued shares of Common Stock or treasury shares held by the Company.


Stock Option Awards
     Option Awards to Key Employees. Options granted under the 1995 Plan to key employees may be either ISOs or non-qualified stock options. During any one calendar year, no individual key employee may be granted options to purchase in excess of 100,000 shares of Common Stock under the 1995 Plan (subject to adjustment as described below).

     The exercise price per share of Common Stock subject to options granted to key employees under the 1995 Plan will be determined by the Committee, provided that the exercise price may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The term of any option granted to a key employee under the 1995 Plan will be as determined by the Committee, provided that no stock option may have a term which exceeds ten years from the date of its grant. Options granted to key employees under the 1995 Plan will become exercisable in such manner and within such period or periods and in such installments or otherwise as determined by the Committee. In the event the Committee makes no specific determination, options granted to key employees under the 1995 Plan will become exercisable ratably over the three-year period following the date of grant. Options may be exercised by payment in full of the exercise price, either (at the discretion of the Committee) in cash or in whole or in part by tendering shares of Common Stock or other consideration having a fair market value on the date of exercise equal to the option exercise price. Pursuant to the terms of the 1995 Plan, no ISO may be granted thereunder after July 19, 2005. All ISOs granted under the 1995 Plan will also be required to comply with all other terms of Section 422 of the Internal Revenue Code.

     Option Awards to Non-Employee Directors. The 1995 Plan provides that each non-employee director (if he or she continues to serve in such capacity) will, on the day after the annual meeting of shareholders in each year commencing the day after the Annual Meeting in 1996, automatically be granted an option to purchase 2,000 shares of Common Stock (subject to adjustment as described below). Non-employee directors will be entitled to receive the automatic grants under the 1995 Plan as described above only for so long as the Plan remains in effect and a sufficient number of shares are available for the granting of such options thereunder.

     The exercise price per share of any option granted to a non-employee director must be 100% of the "market value" of a share of Common Stock on the date of grant of such option. The "market value" of a share on the date of grant to the non-employee director will be the last sale price per share for the Common Stock on The Nasdaq Stock Market on the trading day next preceding such grant date; provided, however, that if the principal market for the Common Stock is then a national securities exchange, the "market value" shall be the closing price per share for the Common Stock on such securities exchange on the trading day next preceding the date of grant, or, in either case above, if no trading occurred on the trading date next preceding the date on which the non-qualified stock option is granted, then the "market price" per share shall be determined with reference to the next preceding date on which shares of Common Stock were traded. An option granted to a non-employee director will become exercisable ratably over the three-year period following the date of grant, except that if the non-employee director ceases to be a director by reason of death, disability or retirement within three years after the date of grant or in the event of a "change of control of the Company" within three years after the date of grant, the option will become immediately exercisable in full. For purposes of the 1995 Plan, a "change of control of the Company" means any of the following events: (a) securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities are acquired pursuant to a tender offer or exchange offer; (b) the shareholders of the Company approve a merger or consolidation of the Company with any other entity as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are owned by the former shareholders of the Company (other than a shareholder who is an affiliate of any party to such consolidation or merger);
(c) the shareholders of the Company approve the sale of substantially all of the Company's assets to an entity which is not a wholly-owned subsidiary of the Company; (d) any person becomes a beneficial owner of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities the effect of which is to take over control of the Company; or (e) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors of the Company then in office who were directors of the Company at the beginning of the period.

     Options granted to non-employee directors will terminate on the earlier of (a) ten years after the date of grant, or (b) twelve months after the non-employee director ceases to be a director of the Company. Options granted to non-employee directors may be exercised under the 1995 Plan by payment in full of the exercise price, either in cash or in whole or in part by tendering previously acquired shares of Common Stock having a market value on the date of exercise equal to the option exercise price.

     The Committee has no discretion to alter the provisions governing options granted to non-employee directors.


Adjustments

     If any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1995 Plan, then the Committee will generally have the authority to, in such manner as it deems equitable, adjust (a) the number and type of shares subject to the 1995 Plan and which thereafter may be made the subject of options, (b) the number and type of shares subject to outstanding options, and (c) the exercise price with respect to any option, or may make provision for a cash payment to the holder of an outstanding option.


Limits on Transferability

     No option granted under the 1995 Plan may be assigned, sold, transferred or encumbered by any participant, otherwise than by will, by designation of a beneficiary, or by the laws of descent and distribution. Each option will be exercisable during the participant's lifetime only by such participant or, if permissible under applicable law, by the participant's guardian or legal representative.


Amendment and Termination

     The Board may amend, suspend or terminate the 1995 Plan at any time, except that no such action may adversely affect any option granted and then outstanding thereunder without the approval of the respective participant.
The 1995 Plan provides that the provisions governing the granting of options to non-employee directors may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. The 1995 Plan further provides that shareholder approval of any amendment thereto must also be obtained if required by (a) the rules and/or regulations promulgated under Section 16 of the Exchange Act (in order for the 1995 Plan to remain qualified under Rule 16b-3), (b) the Internal Revenue Code or any rules promulgated thereunder (in order to allow for ISOs to be granted thereunder) or (c) the quotation or listing requirements of the exchange or market on which the Common Stock is then traded (in order to maintain the trading of the Common Stock on such exchange or market).


Withholding

     Not later than the date as of which an amount first becomes includible in the gross income of a key employee for federal income tax purposes with respect to any option granted under the 1995 Plan, the key employee will be required to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.
Unless otherwise determined by the Committee, withholding obligations arising with respect to options granted under the 1995 Plan may be settled with shares of Common Stock, including shares of Common Stock that are received upon exercise of the option that gives rise to the withholding requirement. The obligations of the Company under the 1995 Plan are conditional on such payment or arrangements, and the Company and any affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the key employee. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with shares of Common Stock.


Certain Federal Income Tax Consequences

     The grant of an option under the 1995 Plan will create no income tax consequences to the key employee or the non-employee director or the Company. A key employee or a non-employee director who is granted a non-qualified stock option will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock acquired at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the key employee or the non-employee director. A subsequent disposition of the Common Stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date of exercise. This capital gain or loss will be a long-term capital gain or loss if the Common Stock has been held for more than one year from the date of exercise.

     In general, a key employee will recognize no income or gain as a result of exercise of an ISO (except that the alternative minimum tax may apply). Except as described below, any gain or loss realized by the key employee on the disposition of the Common Stock acquired pursuant to the exercise of an ISO will be treated as a long-term capital gain or loss and no deduction will be allowed to the Company. If the key employee fails to hold the shares of Common Stock acquired pursuant to the exercise of an ISO for at least two years from the date of grant of the ISO and one year from the date of exercise, the key employee will recognize ordinary income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the key employee. Any additional gain realized by the key employee over the fair market value at the time of exercise will be treated as a capital gain. This capital gain will be a long-term capital gain if the Common Stock has been held for more than one year from the date of exercise.


Awards under the 1995 Plan

     The following table sets forth information with respect to option grants that have been made to Messrs. W. D. Gehl and Mancinelli under the 1995 Plan during fiscal 1995. All of such options were granted contingent upon shareholder approval of the 1995 Plan at the Annual Meeting. The options are non-qualified options and vest and become exercisable ratably over a three-year period from the date of grant. The options granted to Messrs. W. D. Gehl and Mancinelli have per share exercise prices of $8.50 and $7.375, respectively. As of the date of this proxy statement, no other person has been granted options under the 1995 Plan and, except for automatic grants of options to non-employee directors, any future option grants will be made at the direction of the Committee.. Assuming that the 1995 Plan is approved by shareholders at the Annual Meeting, the non-employee directors of the Company will be entitled to receive automatic grants of options under the 1995 Plan beginning on the day after the Annual Meeting. The terms of the option grants to non-employee directors are described under "Summary Description of the 1995 Stock Option Plan Stock Option Awards Option Awards to Non-Employee Directors."

                       New Plan Benefits

                                               Number of Shares
 Name and Position                            Subject to Options

 William D. Gehl                                    100,000
      President and Chief Executive Officer

 Victor A. Mancinelli                                70,000
      Executive Vice President and
      Chief Operating Officer

 Non-Executive Director Group                       14,000(1)

[FN]
(1) Reflects the number of options to be granted following the Annual Meeting assuming that the 1995 Plan is approved by shareholders and the Board's nominees for election as directors are elected.
[/FN]

     On March 1, 1996, the last reported sale price per share of the Common Stock on The Nasdaq Stock Market was $8.25.

Vote Required

     The affirmative vote of the holders of a majority of the shares of Common Stock represented and voted at the Annual Meeting with respect to the 1995 Plan (assuming a quorum is present) is required to approve the 1995 Plan. Any shares not voted at the Annual Meeting with respect to the 1995 Plan (whether as a result of broker non-votes or otherwise, except abstentions) will have no impact on the vote. Shares of Common Stock as to which holders abstain from voting will be treated as votes against the 1995 Plan.

THE BOARD RECOMMENDS A VOTE "FOR" THE 1995 PLAN. SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" THE 1995 PLAN.

MISCELLANEOUS

Independent Auditors

The Board has appointed Price Waterhouse LLP as the Company's independent auditors for 1996. Price Waterhouse LLP acted as the independent auditors for the Company for the year ended December 31, 1995. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.


Shareholder Proposals

Proposals which shareholders of the Company intend to present at the 1997 Annual Meeting and have included in the Company's proxy statement must be received by the Company by the close of business on November 11, 1996. In addition, a shareholder who otherwise intends to present business at the 1997 Annual Meeting must comply with the requirements set forth in the Company's By-laws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof to the Secretary of the Company in advance of the meeting in compliance with the terms and within the time period specified in the By-laws.


Other Matters

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokers and other nominees for their expenses in communicating with the persons for whom they hold Common Stock. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited personally and by telephone by certain officers and regular employees of the Company.

The Company will provide without charge a copy of its Annual Report on Form 10-K (including financial statements and financial schedules, but not including exhibits thereto), as filed with the Securities and Exchange Commission, to each person who is a record or beneficial holder of Common Stock as of the record date for the Annual Meeting. A written request for a Form 10-K should be addressed to Gehl Company, Attention: Secretary, 143 Water Street, West Bend, Wisconsin 53095.

By Order of the Board of Directors
GEHL COMPANY

Michael J. Mulcahy
Secretary

March 11, 1996

Appendix A
GEHL COMPANY
1995 Stock Option Plan

Section 1.  Purpose

The purpose of the Gehl Company 1995 Stock Option Plan (the "Plan") is to promote the best interests of Gehl Company (together with any successor thereto, the "Company") and its shareholders by providing key employees of the Company and its Affiliates (as defined below) and members of the Company's Board of Directors who are not employees of the Company or its Affiliates with an opportunity to acquire a proprietary interest in the Company. It is intended that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those key employees who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company's continued growth and financial success. In addition, by encouraging stock ownership by directors who are not employees of the Company or its Affiliates, the Company seeks to attract and retain on its Board of Directors persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

Section 2.  Definitions

As used in the Plan, the following terms shall have the respective meanings set forth below:

(a)"Affiliate" shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company.

(b)"Award" shall mean any Option granted under the Plan.

(c)"Stock Option Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award under the Plan.

(d)"Change of Control of the Company" shall mean any one of the following events: (i) securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities are acquired pursuant to a tender offer or exchange offer; (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other Person as a result of which less than 50% of the outstanding voting securities of the surviving or resulting Person are owned by the former shareholders of the Company (other than a shareholder who is an Affiliate of any party to such consolidation or merger); (iii) the shareholders of the Company approve the sale of substantially all of the Company's assets to a Person which is not a wholly-owned subsidiary of the Company; (iv) any person becomes a beneficial owner (as such term is defined in Rule 13d-3 of the Exchange Act (or any successor provision thereto)), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities the effect of which (as determined by the Board of Directors of the Company and, in the case of Non-Qualified Stock Options granted to Non-Employee Directors under the Plan, to the extent permitted by Rule 16b-3) is to take over control of the Company; or (v) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors of the Company then in office who were directors of the Company at the beginning of the period.

(e)"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)"Commission" shall mean the United States Securities and Exchange Commission or any successor agency.

(g)"Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and comprised of not less than two directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 and each of whom is an "outside director" within the meaning of
Section 162(m)(4)(C) of the Code (or any successor provision thereto).

(h)"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

(i)"Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

(j)"Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code (or any successor provision thereto).

(k)"Key Employee" shall mean any officer or other key employee of the Company or of any Affiliate who is responsible for or contributes to the management, growth or profitability of the business of the Company or any Affiliate as determined by the Committee.

(l)"Non-Employee Director" shall mean any member of the Company's Board of Directors who is not an employee of the Company or of any Affiliate.

(m)"Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option and shall mean any option granted to a Non-Employee Director under Section 6(b) of the Plan.

(n)"Option" shall mean an Incentive Stock Option or a Non-Qualified Stock
Option.

(o)"Participating Key Employee" shall mean a Key Employee designated to be granted an Award under the Plan.

(p)"Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(q)"Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission under the Exchange Act, or any successor rule or regulation thereto.

(r)"Shares" shall mean shares of common stock of the Company, $.10 par value, and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(b) of the Plan.

Section 3.  Administration

The Plan shall be administered by the Committee; provided, however, that if at any time the Committee shall not be in existence, the functions of the Committee as specified in the Plan shall be exercised by a committee consisting of those members of the Board of Directors of the Company who qualify as "disinterested persons" under Rule 16b-3 and as "outside directors" under Section 162(m)(4)(C) of the Code (or any successor provision thereto). Subject to the terms of the Plan and without limitation by reason of enumeration, the Committee shall have full power and authority to: (i) designate Participating Key Employees; (ii) determine the type or types of Awards to be granted to each Participating Key Employee under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards granted to Participating Key Employees; (iv) determine the terms and conditions of any Award granted to a Participating Key Employee; (v) determine whether, to what extent, and under what circumstances Awards granted to Participating Key Employees may be settled or exercised in cash, Shares, other securities, other Awards, or other property, and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended;
(vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan (including, without limitation, any Stock Option Agreement); (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participating Key Employee, any Non-Employee Director, any holder or beneficiary of any Award, any shareholder, and any employee of the Company or of any Affiliate. Notwithstanding the foregoing, Awards to Non-Employee Directors under the Plan shall be automatic and the amount and terms of such Awards shall be determined as provided in Section 6(b) of the Plan.

Section 4.  Shares Available for Award

(a)Shares Available.  Subject to adjustment as provided in Section 4(b):

(i)Number of Shares Available. The number of Shares with respect to which Awards may be granted under the Plan shall be 600,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan.

(ii)Limitations on Awards to Individual Participants. During any one calendar year, no Participating Key Employee shall be granted Awards under the Plan that could result in such Participating Key Employee receiving Options for more than 100,000 Shares under the Plan. Such number of Shares as specified in the preceding sentence shall be subject to adjustment in accordance with the terms of Section 4(b) hereof. In all cases, determinations under this
Section 4(a)(ii) shall be made in a manner that is consistent with the exemption for performance-based compensation provided by Section 162(m) of the Code (or any successor provision thereto) and any regulations promulgated thereunder.

(iii)Accounting for Awards. The number of Shares covered by an Award under the Plan, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan.

(iv)Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

(b)Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to the Plan and which thereafter may be made the subject of Awards under the Plan, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b) of the Code (or any successor provision thereto); and provided further that the number of Shares subject to an Award shall always be a whole number. Notwithstanding the foregoing, Non-Qualified Stock Options subject to grant or previously granted to Non-Employee Directors under Section 6(b) of the Plan at the time of any event described in the preceding sentence shall be subject to only such adjustments as shall be necessary to maintain the relative proportionate interest represented thereby immediately prior to any such event and to preserve, without exceeding, the value of such Options.

Section 5.  Eligibility

Any Key Employee, including any executive officer or employee-director of the Company or of any Affiliate, who is not a member of the Committee shall be eligible to be designated a Participating Key Employee. All Non-Employee Directors shall receive Awards of Non-Qualified Stock Options as provided in
Section 6(b).

Section 6.  Awards

(a)Option Awards to Key Employees. The Committee is hereby authorized to grant Options to Key Employees with the terms and conditions as set forth below and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

(i)Exercise Price. The exercise price per Share of an Option granted pursuant to this Section 6(a) shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)Option Term. The term of each Option shall be fixed by the Committee; provided, however, that in no event shall the term of any Option exceed a period of ten years from the date of its grant.

(iii)Exercisability and Method of Exercise. An Option shall become exercisable in such manner (including, without limitation, accelerated exercisability in the event of Change of Control of the Company) and within such period or periods and in such installments or otherwise as shall be determined by the Committee. Unless the Committee shall otherwise determine on or prior to the date of grant of an Option, such Option may be exercised, in whole or in part, from and after the date it was granted in accordance with the following schedule:
                                     Cumulative Percentage of
                                          Shares Subject
                                      to Option Which May be
                                    Purchased (which number of
                                      Shares shall be rounded
      Elapsed Period of Time           down to the nearest whole
   After Date Option is Granted            number)

      Less than One (1) Year                    0%

           One (1) Year                       33-1/3%

          Two (2) Years                       66-2/3%

         Three (3) Years                       100%


The Committee also shall determine the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect to any Option may be made or deemed to have been made.

(iv)Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code (or any successor provision thereto) and any regulations promulgated thereunder. Notwithstanding any provision in the Plan to the contrary, no Incentive Stock Option may be granted hereunder after the tenth anniversary of the adoption of the Plan by the Board of Directors of the Company.

(b)Non-Qualified Stock Option Awards to Non-Employee Directors.

(i)Eligibility. Each Non-Employee Director shall automatically be granted Non-Qualified Stock Options under the Plan in the manner set forth in this
Section 6(b). A Non-Employee Director may hold more than one Non-Qualified Stock Option, but only on the terms and subject to any restrictions set forth herein.

(ii)Annual Option Grants to Non-Employee Directors. Each Non-Employee Director (if he or she continues to serve in such capacity) shall, on the day following the annual meeting of shareholders in each year during the time the Plan is in effect, automatically be granted a Non-Qualified Stock Option to purchase 2,000 Shares (which number of Shares shall be subject to adjustment in the manner provided in Section 4(b) hereof).

(iii)Grant Limitation. Notwithstanding the provisions of Section 6(b)(ii) hereof, Non-Qualified Stock Options shall be automatically granted to Non-Employee Directors under the Plan only for so long as the Plan remains in effect and a sufficient number of Shares are available hereunder for the granting of such Options.

(iv)Exercise Price. The exercise price per Share for a Non-Qualified Stock Option granted to a Non-Employee Director under the Plan shall be equal to 100% of the "market value" of a Share on the date of grant of such Option.
The "market value" of a Share on the date of grant to the Non-Employee Director shall be the last sale price per Share for the Shares on The Nasdaq Stock Market on the trading date next preceding such grant date; provided, however, that if the principal market for the Shares is then a national securities exchange, the "market value" shall be the closing price per Share for the Shares on the principal securities exchange on which the Shares are traded on the trading date next preceding the date of grant, or, in either case above, if no trading occurred on the trading date next preceding the date on which the Non-Qualified Stock Option is granted, then the "market price" per Share shall be determined with reference to the next preceding date on which the Shares were traded.

(v)Exercisability of Options. Non-Qualified Stock Options granted to Non-Employee Directors under the Plan shall become exercisable in accordance with the following schedule:

                                     Cumulative Percentage of
                                          Shares Subject
                                      to Option Which May be
                                    Purchased (which number of
                                      Shares shall be rounded
      Elapsed Period of Time           down to the nearest whole
   After Date Option is Granted            number)

      Less than One (1) Year                    0%

           One (1) Year                       33-1/3%

          Two (2) Years                       66-2/3%

         Three (3) Years                       100%


Notwithstanding the foregoing schedule, if a Non-Employee Director ceases to be a director of the Company by reason of death, disability or retirement within three (3) years after the date of grant or in the event of a Change of Control of the Company within three (3) years after the date of grant, the Option shall become immediately exercisable in full.

(vi)Termination of Options. Non-Qualified Stock Options granted to Non-Employee Directors shall terminate on the earlier of:

(A)ten years after the date of grant; or

(B)twelve months after the Non-Employee Director ceases to be a director of the Company for any reason, including as a result of the Non-Employee Director's death, disability or retirement.

(vii)Exercise of Options. A Non-Qualified Stock Option granted to a Non-Employee Director may be exercised, subject to its terms and conditions and the terms and conditions of the Plan, in full at any time or in part from time to time by delivery to the Secretary of the Company at the Company's principal office in West Bend, Wisconsin, of a written notice of exercise specifying the number of shares with respect to which the Option is being exercised. Any notice of exercise shall be accompanied by full payment of the exercise price of the Shares being purchased (x) in cash or its equivalent; (y) by tendering previously acquired Shares (valued at their "market value" [as determined in accordance with Section 6(b)(iv)] as of the date of exercise); or (z) by any combination of the means of payment set forth in subparagraphs (x) and (y). For purposes of subparagraphs (y) and (z) above, the term "previously acquired Shares" shall only include Shares owned by the Non-Employee Director prior to the exercise of the Option for which payment is being made and shall not include Shares which are being acquired pursuant to the exercise of said Option. No shares will be issued until full payment therefor has been made.

(c)General.

(i)No Consideration for Awards. Awards shall be granted to Participating Key Employees without the requirement of cash consideration unless otherwise determined by the Committee. Awards of Non-Qualified Stock Options granted to Non-Employee Directors under Section 6(b) of the Plan shall be granted for no cash consideration unless otherwise required by law.

(ii)Award Agreements. Each Award granted under the Plan shall be evidenced by a Stock Option Agreement in such form (consistent with the terms of the Plan) as shall have been approved by the Committee.

(iii)Awards May Be Granted Separately or Together. Awards to Participating Key Employees under the Plan may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iv)Limits on Transfer of Awards. No Award, and no right under any such Award, shall be assignable, alienable, salable, or transferable by a Participating Key Employee or a Non-Employee Director otherwise than by will or by the laws of descent and distribution; provided, however, that a Participating Key Employee at the discretion of the Committee may, and a Non-Employee Director shall, be entitled, in the manner established by the Committee, to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any Award upon the death of the Participating Key Employee or the Non-Employee Director, as the case may be. Each Award, and each right under any Award, shall be exercisable, during the lifetime of the Participating Key Employee or the Non-Employee Director, only by such individual or, if permissible under applicable law, by such individual's guardian or legal representative. No Award, and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)Term of Awards. Except as otherwise provided in the Plan, the term of each Award shall be for such period as may be determined by the Committee but the expiration date of an Award shall be not later than ten years after the date such Award is granted.

(vi)Share Certificates; Representation. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Commission, any stock exchange or other market upon which such Shares are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require each Participating Key Employee, Non-Employee Director or other Person who acquires Shares under the Plan by means of an Award originally made to a Participating Key Employee or a Non-Employee Director to represent to the Company in writing that such Participating Key Employee, Non-Employee Director or other Person is acquiring the Shares without a view to the distribution thereof.

Section 7. Amendment and Termination of the Plan; Correction of Defects and Omissions

(a)Amendments to and Termination of the Plan. The Board of Directors of the Company may at any time amend, alter, suspend, discontinue, or terminate the Plan; provided, however, that the provisions of Section 6(b) of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder; and provided further that shareholder approval of any amendment of the Plan shall also be obtained if otherwise required by: (i) the rules and/or regulations promulgated under
Section 16 of the Exchange Act (in order for the Plan to remain qualified under Rule 16b-3), (ii) the Code or any rules promulgated thereunder (in order to allow for Incentive Stock Options to be granted under the Plan), or (iii) the quotation or listing requirements of The Nasdaq Stock Market or any principal securities exchange or market on which the Shares are then traded (in order to maintain the quotation or listing of the Shares thereon). Termination of the Plan shall not affect the rights of Participating Key Employees or Non-Employee Directors with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

(b)Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in any Award or Stock Option Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.  General Provisions

(a)No Rights to Awards. No Key Employee, Participating Key Employee or other Person (other than a Non-Employee Director to the extent provided in Section 6(b) of the Plan) shall have any claim to be granted an Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participating Key Employees, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each Participating Key Employee.

(b)Withholding. No later than the date as to which an amount first becomes includible in the gross income of a Participating Key Employee for federal income tax purposes with respect to any Award under the Plan, the Participating Key Employee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to Awards to Participating Key Employees under the Plan may be settled with Shares, including Shares that are part of, or are received upon exercise of, the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participating Key Employee. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares, including, without limitation, the establishment of such procedures as may be necessary to satisfy the requirements of Rule 16b-3.

(c)No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d)Rights and Status of Recipients of Awards. The grant of an Award shall not be construed as giving a Participating Key Employee the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participating Key Employee from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Stock Option Agreement.
The grant of an Award to a Non-Employee Director pursuant to Section 6(b) of the Plan shall confer no right on such Non-Employee Director to continue as a director of the Company. Except for rights accorded under the Plan and under any applicable Stock Option Agreement, Participating Key Employees and Non-Employee Directors shall have no rights as holders of Shares as a result of the granting of Awards hereunder.

(e)Unfunded Status of the Plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participating Key Employee, any Non-Employee Director or other Person. To the extent any Person holds any right by virtue of a grant under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

(f)Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Wisconsin and applicable federal law.

(g)Severability. If any provision of the Plan or any Stock Option Agreement or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan, any Stock Option Agreement or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any Stock Option Agreement or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan, any such Stock Option Agreement and any such Award shall remain in full force and effect.

(h)No Fractional Shares. No fractional Shares or other securities shall be issued or delivered pursuant to the Plan, any Stock Option Agreement or any Award, and the Committee shall determine (except as otherwise provided in the Plan) whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(i)Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 9.  Effective Date of the Plan

The Plan shall be effective on the date of adoption of the Plan by the Board of Directors of the Company provided that the Plan is approved by the shareholders of the Company within twelve months following the date of adoption of the Plan by the Board of Directors. All Awards granted prior to shareholder approval of the Plan shall be subject to such approval and shall not be exercisable until after such approval.

                                OTHER SOLICITING

                                   MATERIALS




A map identifying the location of Cedar Theatre, the location of the Gehl Company 1996 Annual Meeting of Shareholders, on the west side of West Bend, Wisconsin.

GEHL COMPANY
143 Water Street
West Bend, Wisconsin   53095

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints William D. Gehl and Michael J. Mulcahy, or either of them (with full power of substitution in each of them), as Proxies and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of Gehl Company held of record by the undersigned on February 20, 1996 at the annual meeting of shareholders to be held on April 25, 1996, or any adjournment or postponement thereof.

1.   ELECTION OF DIRECTORS (terms expiring at the 1999 Annual Meeting)

     ____ FOR all nominees listed below ____ WITHHOLD AUTHORITY
          (except as marked to the           to vote for all nominees
          contrary below)                    listed below

          Thomas J. Boldt, William P. Killian and Roger E. Secrist

INSTRUCTION:   To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.


______________________________________________________________________________

2.   APPROVAL OF THE GEHL COMPANY 1995 STOCK OPTION PLAN

     _____ FOR           _____AGAINST             ____ABSTAIN


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                    (continued on reverse side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees and "FOR" the approval of the Gehl Company 1995 Stock Option Plan.

                    Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                    DATED:__________________________________________, 1996.
                    _______________________________________________________
                    Signature

                    _______________________________________________________
                    Signature (if held jointly)

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE

GEHL COMPANY
143 Water Street
West Bend, Wisconsin   53095
                               GEHL SAVINGS PLAN
          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints William D. Gehl and Michael J. Mulcahy, or either of them (with full power of substitution in each of them), as Proxies and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of Gehl Company held of record by the undersigned on February 20, 1996 at the annual meeting of shareholders to be held on April 25, 1996, or any adjournment or postponement thereof.

1.   ELECTION OF DIRECTORS (terms expiring at the 1999 Annual Meeting)

     ____ FOR all nominees listed below ____ WITHHOLD AUTHORITY
          (except as marked to the           to vote for all nominees
          contrary below)                    listed below

          Thomas J. Boldt, William P. Killian and Roger E. Secrist

INSTRUCTION:   To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.


______________________________________________________________________________

2.   APPROVAL OF THE GEHL COMPANY 1995 STOCK OPTION PLAN

     _____ FOR           _____AGAINST             ____ABSTAIN


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                    (continued on reverse side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees and "FOR" the approval of the Gehl Company 1995 Stock Option Plan.

                    Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                    DATED:__________________________________________, 1996.
                    _______________________________________________________
                    Signature

                    _______________________________________________________
                    Signature (if held jointly)

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE